UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 15, 2010
NOVAVAX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9920 Belward Campus Drive
Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 268-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2010, the Board of Directors of Novavax, Inc. (“Novavax”) elected Mr. Stanley Erck, a director of Novavax, as its Executive Chairman, effective immediately. Mr. John Lambert, the former Executive Chairman, will continue to serve as a director of Novavax. Novavax will pay Mr. Erck a salary of $300,000 per year and has granted Mr. Erck 300,000 options, half of which will vest on February 15, 2011 and half of which will be based on the achievement of certain performance measures related to corporate objectives, to be determined by the Board of Directors within the next sixty days.
A copy of the press release announcing the election of Mr. Erck as Executive Chairman is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On February 16, 2010, Novavax notified The Nasdaq Stock Market (“Nasdaq”) that Mr. Erck was no longer an independent director as defined in Nasdaq Listing Rule 5605(2) based on his employment status with the Company and the amount of his salary. As a result of Mr. Erck’s election as Executive Chairman and the resignations of two other independent directors in recent months, Novavax is no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires that the board of directors be comprised of a majority of independent directors. Nasdaq confirmed this situation in a letter received by Novavax on February 16, 2010 and Novavax publically announced the non-compliance in a press release dated February 18, 2010. Novavax has 45 days to submit a plan to Nasdaq to regain compliance.
Over recent months, the Nominating and Corporate Governance Committee of Novavax’s Board of Directors has been identifying, evaluating and recruiting potential candidates for election to the Board of Directors. Novavax expects to elect two independent directors and thus cure this non-compliance before its 2010 Annual Meeting of Stockholders.
A copy of the press release announcing Novavax’s non-compliance with the Nasdaq Listing Rule is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.
Statements herein relating to future performance, conditions or strategies and other business matters, including expectations regarding the timing of curing the non-compliance with Nasdaq Listing Rule 5605(b)(1) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Novavax cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including Novavax’s ability to attract qualified individuals to serve on its Board of Directors, the cash and equity compensation such individuals might require to serve on the Board of Directors, and the timing of such elections. Further information on the factors and risks that could affect Novavax’s business, financial conditions and results of operations, is contained in Novavax’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. These forward-looking statements speak only as of the date of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibits

99.1	Press Release of Novavax, Inc. dated February 16, 2010

99.2	Press Release of Novavax, Inc. dated February 18, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

Novavax, Inc. (Registrant)
February 18, 2010	By:	/s/ Frederick W. Driscoll
		Name:	Frederick W. Driscoll
		Title:	Vice President, Chief Financial Officer and Treasurer